UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2023

Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597	47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Vista Way	Anoka MN	55303
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Resignation of Gary L. McArthur as Interim Chief Executive Officer

On November 29, 2023, in connection with and in preparation for the consummation of the previously announced transaction among Vista Outdoor Inc. (the “Company”), Revelyst, Inc. (“Revelyst”), CSG Elevate II Inc., CSG Elevate III Inc. and CZECHOSLOVAK GROUP a.s. (the “Transaction”), the Board of Directors (the “Board”) of the Company accepted the resignation of Gary L. McArthur from the position of Interim Chief Executive Officer of the Company (while maintaining his role as an independent Director of the Company), effective December 1, 2023 (the “Effective Date”).

Appointment of Eric Nyman and Jason Vanderbrink as Co-Chief Executive Officers

On November 29, 2023, in connection with and in preparation for the consummation of the Transaction, the Board appointed Eric Nyman, age 51, and Jason Vanderbrink, age 46, to serve as Co-Chief Executive Officers of the Company, effective as of the Effective Date.

Mr. Nyman has served as Chief Executive Officer of the Outdoor Products segment of the Company since August 2023. Mr. Nyman will not receive any additional compensation in connection with his role as Co-Chief Executive Officer of the Company. Mr. Nyman’s compensation is described on a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21, 2023, and incorporated by reference herein.

Mr. Nyman, who has more than 30 years in the consumer products industry, joined the Company from Hasbro Inc. (“Hasbro”), where he most recently served as President and Chief Operating Officer. Mr. Nyman joined Hasbro in 2003 and prior to his role as President and Chief Operating Officer served as Chief Consumer Officer and Chief Operating Officer of Hasbro Consumer Products, President of Hasbro North America and General Manager and Senior Vice President of Marketing. As President and Chief Operating Officer of Hasbro, Mr. Nyman was responsible for all aspects of Hasbro’s business, including innovation, e-commerce, operations, media and marketing, strategic planning and organizational culture and leadership. Mr. Nyman’s time at Hasbro supported significant value creation driven by e-commerce and consumer direct transformation, integration of digital technology into traditional consumer products, media partnerships and global brand building. Mr. Nyman also has experience in the outdoor industry, serving in brand management and marketing roles for outdoor apparel and footwear brand Timberland. Mr. Nyman currently serves on the Virginia Wesleyan University Board of Trustees and previously sat on the Board of the Roger Williams Park Historical Foundation.

Mr. Vanderbrink has served as Chief Executive Officer of the Sporting Products segment of the Company since April 2023. Mr. Vanderbrink will not receive any additional compensation in connection with his role as Co-Chief Executive Officer of the Company. Mr. Vanderbrink’s compensation is described on a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2023, and incorporated by reference herein.

Prior to being appointed Chief Executive Officer of the Sporting Products segment in 2023 and President of Ammunition in 2017, Mr. Vanderbrink served as the Company’s Senior Vice President of Sales for all the Company’s brands. Prior to this role, he served as the Company’s Vice President, Sales from 2005 to 2017. Mr. Vanderbrink has more than 20 years of increasing leadership experience in the outdoor industry, including five years with The Cullerton Company from 2000 to 2005. Mr. Vanderbrink currently serves on the National Shooting Sports Foundation’s (NSSF) Board of Governors.

There are no arrangements between Mr. Nyman or Mr. Vanderbrink, on the one hand, and any other persons, on the other hand, pursuant to which Mr. Nyman or Mr. Vanderbrink, as applicable, was appointed to serve as a Co-Chief Executive Officer of the Company. There are no family relationships between Mr. Nyman or Mr. Vanderbrink, on the one hand, and any director, executive officer or person nominated or chosen to become a director or executive officer of the Company, on the other hand. Neither Mr. Nyman nor Mr. Vanderbrink has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Executive Committee

On November 29, 2023, in connection with and in preparation for the consummation of the Transaction, the Board determined to remove Mr. McArthur from the previously established executive committee (the “Executive Committee”) comprising Mr. Nyman, Mr. Vanderbrink and Mr. McArthur, and to appoint Mr. Nyman and Mr. Vanderbrink as Co-Chairs of the Executive Committee, in each case effective as of the Effective Date.

Appointment of Andrew Keegan as Chief Financial Officer

On November 29, 2023, the Board appointed Andrew Keegan, age 39, to serve as the permanent Chief Financial Officer of the Company, effective as of the Effective Date and terminating upon consummation of the Transaction. Mr. Keegan has served as Chief Financial Officer (Interim) since November 2022. Upon consummation of the Transaction, Mr. Keegan will become the Chief Financial Officer of Revelyst. Mr. Keegan will not receive any additional compensation in connection with his role as Chief Financial Officer of the Company. Mr. Keegan’s compensation is described on a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2023, and incorporated by reference herein.

Prior to being appointed Vice President and Chief Financial Officer (Interim) in November 2022, Mr. Keegan served as the Vice President of Corporate FP&A and Treasury from 2020 to 2022; CFO of the Company’s Ammunition Business unit from 2017 to 2020; Vice President of Corporate Accounting from 2015 to 2017; and held increasing roles of responsibility within the finance department at ATK prior to the Company’s spin-off from ATK. Mr. Keegan began his career with Deloitte, where he worked from 2006 to 2012, and joined the Company’s predecessor, ATK, in 2012. Mr. Keegan has undergraduate degrees in Accounting and Management from St. John’s University and has more than 15 years of experience in finance, accounting and treasury. Mr. Keegan also serves on the Board of Directors of the Vista Outdoor Foundation.

There are no arrangements between Mr. Keegan and any other persons pursuant to which Mr. Keegan was appointed to serve as the Company’s Chief Financial Officer. There are no family relationships between Mr. Keegan and any director, executive officer or person nominated or chosen to become a director or executive officer of the Company. Mr. Keegan has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On November 29, 2023, in connection with and in preparation for the consummation of the Transaction, the Board determined to appoint Jeffrey Ehrich and Jung Choi to serve as Co-General Counsels and Corporate Secretaries of the Company, effective immediately. Mr. Ehrich has served as General Counsel and Corporate Secretary (Interim) of the Company since February 2023, and Ms. Choi has served as the General Counsel of the Outdoor Products segment since October 2023.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Forward-Looking Statements

Some of the statements made and information contained in these materials, excluding historical information, are “forward-looking statements,” including those that discuss, among other things: our plans, objectives, expectations, intentions, strategies, goals, outlook or other non-historical matters; projections with respect to future revenues, income, earnings per share or other financial measures for the Company; and the assumptions that underlie these matters. The words “believe,” “expect,” “anticipate,” “intend,” “aim,” “should” and similar expressions are intended to identify such forward-looking statements. To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995.

Numerous risks, uncertainties and other factors could cause our actual results to differ materially from the expectations described in such forward-looking statements, including the following: risks related to the Transaction, including (i) the failure to receive, on a timely basis or otherwise, the required approval of the Transaction by the Company’s stockholders, (ii) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals), (iii) the possibility that competing offers or acquisition proposals may be made, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the Transaction, including in circumstances which would require the Company to pay a termination fee, (v) the effect of the announcement or pendency of the Transaction on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, vendors, service providers and others with whom it does business, or its operating results and business generally, (vi) risks related to the Transaction diverting management’s attention from the Company’s ongoing business operations and (vii) that the Transaction may not achieve some or all of any anticipated benefits with respect to either business segment and that Transaction may not be completed in accordance with our expected plans or anticipated timelines, or at all; impacts from the COVID-19 pandemic on the Company’s operations, the operations of our customers and suppliers and general economic conditions; supplier capacity constraints, production or shipping disruptions or quality or price issues affecting our operating costs; the supply, availability and costs of raw materials and components; increases in commodity, energy, and production costs; seasonality and weather conditions; our ability to complete acquisitions, realize expected benefits from acquisitions and integrate acquired businesses; reductions in or unexpected changes in or our inability to accurately forecast demand for ammunition, accessories, or other outdoor sports and recreation products; disruption in the service or significant increase in the cost of our primary delivery and shipping services for our products and components or a significant disruption at shipping ports; risks associated with diversification into new international and commercial markets, including regulatory compliance; our ability to take advantage of growth opportunities in international and commercial markets; our ability to obtain and maintain licenses to third-party technology; our ability to attract and retain key personnel; disruptions caused by catastrophic events; risks associated with our sales to significant retail customers, including unexpected cancellations, delays, and other changes to purchase orders; our competitive environment; our ability to adapt our products to changes in technology, the marketplace and customer preferences, including our ability to respond to shifting preferences of the end consumer from brick and mortar retail to online retail; our ability to maintain and enhance brand recognition and reputation; others’ use of social media to disseminate negative commentary about us, our products, and boycotts; the outcome of contingencies, including with respect to litigation and other proceedings relating to intellectual property, product liability, warranty liability, personal injury, and environmental remediation; our ability to comply with extensive federal, state and international laws, rules and regulations; changes in laws, rules and regulations relating to our business, such as federal and state ammunition regulations; risks associated with cybersecurity and other industrial and physical security threats; interest rate risk; changes in the current tariff structures; changes in tax rules or pronouncements; capital market volatility and the availability of financing; foreign currency exchange rates and fluctuations in those rates; general economic and business conditions in the United States and our markets outside the United States, including as a result of the war in Ukraine and the imposition of sanctions on Russia, the COVID-19 pandemic, conditions affecting employment levels, consumer confidence and spending, conditions in the retail environment, and other economic conditions affecting demand for our products and the financial health of our customers.

You are cautioned not to place undue reliance on any forward-looking statements we make. A more detailed description of risk factors that may affect our operating results can be found in Part 1, Item 1A, Risk Factors, of our Annual Report on Form 10-K for fiscal year 2023, in Part II, Item 1A, Risk Factors, of our Quarterly Report on Form 10-Q for the second quarter of fiscal year 2024, and in the filings we make with Securities and Exchange Commission (the “SEC”) from time to time. We undertake no obligation to update any forward-looking statements, except as otherwise required by law.

No Offer or Solicitation

This communication is neither an offer to sell, nor a solicitation of an offer to buy any securities, the solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

These materials may be deemed to be solicitation material in respect of the Transaction. In connection with the Transaction, Revelyst, a subsidiary of the Company, intends to file with the SEC a registration statement on Form S-4 in connection with the proposed issuance of shares of common stock of Revelyst to Company stockholders pursuant to the Transaction, which Form S-4 will include a proxy statement of the Company that also constitutes a prospectus of Revelyst (the “proxy statement/prospectus”). INVESTORS AND STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT/PROSPECTUS (IF AND WHEN AVAILABLE), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. Investors and stockholders will be able to obtain the proxy statement/prospectus and any other documents (once available) free of charge through the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.vistaoutdoor.com.

Participants in Solicitation

The Company, Revelyst, CSG Elevate II Inc., CSG Elevate III Inc. and CZECHOSLOVAK GROUP a.s. and their respective directors, executive officers and certain other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in respect of the Transaction. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on June 12, 2023 and subsequent statements of changes in beneficial ownership on file with the SEC. These documents are available free of charge through the SEC’s website at www.sec.gov. Additional information regarding the interests of potential participants in the solicitation of proxies in connection with the Transaction, which may, in some cases, be different than those of the Company’s stockholders generally, will also be included in the proxy statement/prospectus relating to the Transaction, when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

By:	/s/ Jeffrey Ehrich
	Name:	Jeffrey Ehrich
	Title:	Co-General Counsel & Corporate Secretary

Date:	December 1, 2023